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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 27, 1998



                           AMF BOWLING WORLDWIDE, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                     001-12131                13-3873272
(State or other jurisdiction         (Commission              (IRS Employer
    of incorporation)                File Number)           Identification No.)


8100 AMF Drive, Richmond, Virginia                          23111
(Address of principal executive offices)                  (Zip Code)


                                       N/A
     ----------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events

         On April 27, 1998, the registrant announced certain financial results for the quarter ended March 31, 1998. A copy of the announcement is attached as
Exhibit 99.1.

         On April 27, 1998, AMF Bowling, Inc., the parent of the registrant, announced a private offering of zero coupon convertible debentures. A copy of the news release is attached as Exhibit 99.2.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit       Description
-------       -----------

99.1 Announcement regarding financial results for the quarter ended March 31, 1998.

99.2          News release of AMF Bowling, Inc. dated April 27, 1998.


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
                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 27, 1998                     AMF BOWLING WORLDWIDE, INC.


                                          By:  /s/  Stephen E. Hare
                                              -------------------------------
                                               Stephen E. Hare
                                               Executive Vice President and
                                               Chief Financial Officer




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